Exhibit 32.1

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                       (as adopted pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002)

      In connection with the annual report Strategy International Insurance Group, Inc. (the "Company"), on Form 10-KSB for the year ended April 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned of the Company, certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      A signed original of this written certification has been provided to the Company and will be retained by the Company and will be furnished to the Securities and Exchange Commission or its staff upon request.


                                        /s/ Stephen Stonhill
                                        ----------------------------------------
                                        Name:    Stephen Stonhill
                                        Title:   Chief Executive Officer
                                        September 16, 2005


                                        /s/ Louis Lettieri
                                        ----------------------------------------
                                        Name:    Louis Lettieri
                                        Title:   Chief Financial Officer
                                        September 16, 2005

This Certification of Chief Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 but is instead furnished as provided by applicable rules of the Securities Exchange Commission.